UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2023

DP Cap Acquisition Corp I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41041	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

341 Newbury Street 6th Floor Boston, MA	02115
(Address of principal executive offices)	(Zip Code)

(617) 874-5152
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	DPCSU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value,	DPCS	The Nasdaq Stock Market LLC
Redeemable public warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	DPCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Daniel Lynch as Chief Financial Officer

On May 25, 2023, Daniel Lynch and DP Cap Acquisition Corp I (the “Company”) agreed that Mr. Lynch will no longer serve as the Company’s Chief Financial Officer. The Company thanks Mr. Lynch for his service and contributions to the Company.

(c) Appointment of Bruce Revzin as Chief Financial Officer

On June 1, 2023, the Company’s board of directors appointed Bruce Revzin as the Company’s Chief Financial Officer, as well as the principal financial officer and principal accounting officer, in each case effective May 25, 2023.

Bruce Revzin, age 65, is the Company’s Chief Financial Officer. Prior to joining the Company in 2023, Mr. Revzin was the Chief Financial Officer at Cobepa North America, Inc. from September 2019 to May 2023. Prior to that, Mr. Revzin served as a certified public accountant and financial consultant at Bruce D. Revzin, CPA from July 2018 to September 2019. Prior to that, Mr. Revzin was the Chief Financial Officer of Flybridge Capital Partners from May 2005 to June 2018 and Chief Financial Officer of Halpern, Denny & Co. from June 2000 to May 2005.  Prior experience included executive positions at Pioneer Investments (currently Amundi US), Price Waterhouse, Laventhol & Horwath, and Coopers and Lybrand.   Mr. Revzin obtained a JD from Suffolk University Law School, an MBA in accounting and finance from Columbia Business School, and a BS in Engineering Design from Tufts University.  Mr. Revzin is a licensed attorney and a certified public accountant in the state of Massachusetts.

There are no family relationships between Mr. Revzin and any director or executive officer of the Company. In addition, Mr. Revzin has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company did not enter into an employment agreement with Mr. Revzin in connection with his appointment as Chief Financial Officer.

Forward-Looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this Current Report on Form 8-K are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding our business strategy and plans and executive officer transitions. Actual results may differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by the Company’s other filings with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2023

DP CAP ACQUISITION CORP I

	By:	/s/ Scott Savitz
	Name:	Scott Savitz
	Title:	Chief Executive Officer